Income and Expenses Items - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Analysis Of Income And Expense [Abstract]
Government grant received	$ 271	$ 973	$ 425
Net gain on financial instruments	259	3	146
Dividend income	106	108	109
Other income	35	89	37
Total other income	671	1,173	717
Others	1	1	3
Total other expenses	$ 1	$ 1	$ 3